SCHEDULE OF INVESTMENTS
Ivy Mid Cap Income Opportunities Fund (in thousands)	JUNE 30, 2019 (UNAUDITED)

COMMON STOCKS	Shares	Value
Communication Services
Movies & Entertainment – 2.7%
Cinemark Holdings, Inc.	559	$20,167

Total Communication Services - 2.7%		20,167

Consumer Discretionary
Apparel, Accessories & Luxury Goods – 2.7%
V.F. Corp.	225	19,662

Consumer Electronics – 2.7%
Garmin Ltd.	252	20,111

Home Furnishings – 2.8%
Leggett & Platt, Inc.	525	20,134

Household Appliances – 2.7%
Snap-on, Inc.	121	19,995

Leisure Products – 5.8%
Hasbro, Inc.	203	21,422
Polaris Industries, Inc.	229	20,929

		42,351

Restaurants – 2.8%
Cracker Barrel Old Country Store, Inc.(A)	119	20,311

Specialized Consumer Services – 2.9%
Service Corp. International	460	21,524

Total Consumer Discretionary - 22.4%		164,088

Consumer Staples
Household Products – 2.8%
Clorox Co. (The)	134	20,504

Total Consumer Staples - 2.8%		20,504

Energy
Oil & Gas Storage & Transportation – 5.0%
Rattler Midstream L.P.	962	18,645
Targa Resources Corp.	467	18,334

		36,979

Total Energy - 5.0%		36,979

Financials
Asset Management & Custody Banks – 2.7%
Ares Management Corp., Class A	760	19,883

Insurance Brokers – 2.8%
Arthur J. Gallagher & Co.	236	20,695

Property & Casualty Insurance – 2.7%
First American Financial Corp.	359	19,280

Regional Banks – 5.3%
Glacier Bancorp, Inc.	482	19,558
Umpqua Holdings Corp.	1,163	19,298

		38,856

Total Financials - 13.5%		98,714

Health Care
Health Care Facilities – 2.9%
Encompass Health Corp.	332	21,059

Health Care Services – 2.8%
Quest Diagnostics, Inc.	203	20,621

Total Health Care - 5.7%		41,680

Industrials
Aerospace & Defense – 2.8%
Harris Corp.	107	20,282

Air Freight & Logistics – 2.7%
C.H. Robinson Worldwide, Inc.	240	20,203

Electrical Components & Equipment – 5.4%
nVent Electric plc	784	19,442
Rockwell Automation, Inc.	123	20,125

		39,567

Total Industrials - 10.9%		80,052

Information Technology
Data Processing & Outsourced Services – 5.4%
Broadridge Financial Solutions, Inc.	162	20,671
Paychex, Inc.	228	18,785

		39,456

Electronic Components – 3.0%
Maxim Integrated Products, Inc.	367	21,983

Electronic Equipment & Instruments – 2.8%
National Instruments Corp.	490	20,570

Semiconductors – 2.8%
Microchip Technology, Inc.	237	20,506

Total Information Technology - 14.0%		102,515

Materials
Fertilizers & Agricultural Chemicals – 3.0%
Scotts Miracle-Gro Co. (The)	224	22,083

Paper Packaging – 8.5%
Avery Dennison Corp.	194	22,410
Packaging Corp. of America	203	19,384
Sonoco Products Co.	312	20,360

		62,154

Specialty Chemicals – 2.9%
RPM International, Inc.	349	21,308

Total Materials - 14.4%		105,545

Real Estate
Residential REITs – 2.7%
American Campus Communities, Inc.	422	19,478

Total Real Estate - 2.7%		19,478

Utilities
Electric Utilities – 2.7%
OGE Energy Corp.	466	19,833

Total Utilities - 2.7%		19,833

TOTAL COMMON STOCKS – 96.8%		$709,555

(Cost: $605,408)

SHORT-TERM SECURITIES	Principal
Commercial Paper(B) - 0.7%
Sonoco Products Co., 2.531%, 7-1-19	$2,480	2,480
UnitedHealth Group, Inc., 2.360%, 7-19-19	2,600	2,596

		5,076

Master Note - 0.4%
Toyota Motor Credit Corp. (1-Month U.S. LIBOR plus 15 bps), 2.620%, 7-5-19(C)	3,042	3,042

	Shares
Money Market Funds - 2.2%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 2.360%, (D)(E)	16,185	16,185

	Principal
United States Government Agency Obligations - 1.7%
Overseas Private Investment Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
2.350%, 7-7-19(C)	$8,845	8,845
2.940%, 7-7-19(C)	3,333	3,333

		12,178

TOTAL SHORT-TERM SECURITIES – 5.0%		$36,481

(Cost: $36,482)

TOTAL INVESTMENT SECURITIES – 101.8%		$746,036

(Cost: $641,890)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.8)%		(13,355)

NET ASSETS – 100.0%		$732,681

Notes to Schedule of Investments

(A)	All or a portion of securities with an aggregate value of $15,865 are on loan.
(B)	Rate shown is the yield to maturity at June 30, 2019.
(C)

Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2019. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	Investment made with cash collateral received from securities on loan.
(E)	Rate shown is the annualized 7-day yield at June 30, 2019.

Each Fund’s investments are reported at fair value. Fair value is defined as the price that each Fund would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Fund.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 - Observable input such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Fund’s investments by the fair value hierarchy levels as of June 30, 2019:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$709,555	$—	$—
Short-Term Securities	16,185	20,296	—

Total	$725,740	$20,296	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

TB = Treasury Bill

For Federal income tax purposes, cost of investments owned at June 30, 2019 and the related unrealized appreciation (depreciation) were as follows:

Cost	$641,890

Gross unrealized appreciation	111,534
Gross unrealized depreciation	(7,388)

Net unrealized appreciation	$104,146